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                                                                    EXHIBIT 10.1


                          ARTICLES OF AMENDMENT OF THE
                 RESTATEMENT OF THE ARTICLES OF INCORPORATION OF
                               THE SHAW GROUP INC.


         Pursuant to the provisions of Section 31 of the Louisiana Business Corporation Law, La. R.S. 12:31, The Shaw Group Inc., (the "Corporation"), hereby adopts these Articles of Amendment to the Restatement of the Articles of Incorporation of Corporation for the purpose of increasing the number of authorized shares of its no par value per share common stock from 50,000,000 shares to 200,000,000 shares, and increasing the number of authorized shares of its no par value per share preferred stock from 5,000,000 shares to 20,000,000 shares, all as set forth hereinafter.

                                    ARTICLE 1

         The name of the Corporation is THE SHAW GROUP INC.

                                    ARTICLE 2

         The following amendment to the Restatement of the Articles of Incorporation of the Corporation was duly adopted by the required vote of the shareholders of the Corporation at the 2001 Annual Meeting of Shareholders held on January 16, 2001:

         The Restatement of the Articles of Incorporation of The Shaw Group Inc. is hereby amended by amending the first paragraph of Article IV. to read in its entirety as follows:

                                   "ARTICLE IV

                               AUTHORIZED CAPITAL

         The aggregate number of shares which the Corporation has authority to issue is two hundred twenty million (220,000,000) shares, of which two hundred million (200,000,000) shares shall be Common Stock, no par value (the Common Stock) and twenty million (20,000,000) shares shall be Preferred Stock, no par value (the Preferred Stock)."




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                                    ARTICLE 3

         The voting power of the Corporation outstanding at the time of such adoption was 94%, and the voting power entitled to vote thereon was the same.

                                    ARTICLE 4

         The number of shareholder votes cast in favor of the amendment to increase the number of authorized shares of the Corporation's no par value per share common stock was 11,282,216, and the number of shareholder votes cast against such amendment was 9,249,098, and the number of shareholder votes abstaining thereon was 17,863.

                                    ARTICLE 5

         The number of shareholder votes cast in favor of the amendment to increase the number of authorized shares of the Corporation's no par value per share preferred stock was 11,052,979, and the number of shareholder votes cast against such amendment was 9,464,179, and the number of shareholder votes abstaining thereon was 32,019.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE.]


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         The foregoing Articles of Amendment of the Restatement of the Articles
of Incorporation of The Shaw Group Inc. were executed this 22nd day of January, 2001, by the undersigned officers of the Corporation in the presence of the undersigned competent witnesses and Notary Public.


WITNESSES:                                  THE SHAW GROUP INC.


                                        By: /s/ J. M. BERNHARD, JR.,
---------------------                      -------------------------------------
                                           J. M. Bernhard, Jr.,
                                           President and Chief Executive Officer
---------------------

                                        By: /s/ GARY P. GRAPHIA
                                           -------------------------------------
                                           Gary P. Graphia, Secretary


STATE OF LOUISIANA

PARISH OF EAST BATON ROUGE


         BEFORE ME, the undersigned Notary Public, on this 22nd day of January, 2001, personally came and appeared:

                            J. M. BERNHARD, JR., and

                                GARY P. GRAPHIA,

who after being duly sworn by me, did declare and acknowledge before me and the above competent witnesses that they are, respectively, the duly elected President and Chief Executive Officer of The Shaw Group Inc. and the duly elected Secretary of The Shaw Group Inc., and that they have signed the foregoing Articles of Amendment of the Restatement of the Articles of Incorporation of The Shaw Group Inc. in said capacities, having been authorized to do so and that the statements contained therein are true.


                     --------------------------------------
                                  NOTARY PUBLIC
                          (MY COMMISSION IS FOR LIFE.)